CONSENT OF INDEPENDENT AUDITOR

                                                                    EXHIBIT 23.1




               Consent of Independent Certified Public Accountants





We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 11, 2001, which appears on page F-1 of Form 10-KSB for the fiscal year ended December 31, 2000 of Upside Development, Inc.




Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
June 22, 2001